Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 18. Subsequent Events

On May 14, 2025, the Company entered into a definitive merger agreement (the “Merger Agreement”) with NV5 Global, Inc. (“NV5”), a global provider of technology, conformity assessment, consulting solutions, and software applications to public and private sector clients in the infrastructure, utility services, construction, real estate, environmental, and geospatial markets. Under the terms of the Merger Agreement, the Company will acquire NV5 for approximately $1.7 billion, comprised of both cash and shares of Acuren common stock, as well as the assumption of NV5’s debt. Pursuant to the Merger Agreement, for each share of NV5 common stock, NV5 stockholders will receive $23.00 per share comprised of (i) $10.00 in cash and $13.00 in Acuren common stock. The actual number of shares of Acuren common stock to be issued at closing will be determined based on a floating exchange ratio calculated as $13 divided by the VWAP of Acuren common stock over the 10-trading-days prior to the closing, subject to a floor of $9.53 per share of Acuren common stock and a ceiling of $11.65 per share of Acuren common stock. The cash portion of the transaction will be funded by a fully committed $850.0 million term-loan facility and cash on hand.

The transaction is subject to approval by stockholders of both Acuren and NV5 and receipt of regulatory approvals and other customary closing conditions. The transaction is expected to close in the second half of 2025. Under certain terms specified in the Merger Agreement, the Company or NV5 may terminate the agreement, and under certain circumstances, may be required to pay a termination fee to the other party.

Note 22. Subsequent Events On January 31, 2025, the Company entered into the First Amendment to 2024 Credit Agreement. See “Note 12. Debt” for further discussion.